UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2022

ORANGE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40711	26-1135778
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

212 Dolson Avenue, Middletown, New York 10940
(Address of principal executive offices) (Zip Code)

(845) 341-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	OBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 23, 2022, Orange Bank & Trust Company (the “Bank”), the wholly owned banking subsidiary of Orange County Bancorp, Inc. (the “Company”), approved and adopted the Orange Bank & Trust Company Non-qualified Deferred Compensation Plan (the “Plan) as a vehicle for select executives to defer receipt of certain compensation earned for service with the Bank and its affiliates until separation from service (other than death), a specified date/age or death. Participation in the Plan is voluntary and limited to a select group of management or highly compensated employees selected by the Compensation Committee of the Board of Directors of the Bank in its sole discretion. The Company’s Named Executive Officers, President and Chief Executive Officer Michael Gilfeather, Senior Executive Vice President and Chief Financial Officer Robert Peacock and Regional President Joseph A. Ruhl were selected for participation. Participation in the Plan commences upon the timely completion of an irrevocable Deferral Election and Distribution Form.

Elective deferrals are credited to participant accounts on the date a participant’s compensation would have been paid to the participant absent the deferral election. Participant accounts are not credited with earnings.  Therefore, the value of an account will always equal the dollar amount a participant has deferred into the Plan and will always be 100% vested.

Obligations established under the terms of the Plan may be satisfied from the general assets of the Bank.  To the extent that any person acquires a right to receive payments under the Plan, such rights are no greater than the right of an unsecured general creditor of the Bank.

The Plan is a non-qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the “top hat pension plan” requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The foregoing description of the terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Other Exhibits.

      (d) Exhibits

Number	Description
10.1	Orange Bank & Trust Company Non-qualified Deferred Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

DATE: December 29, 2022	By:	/s/ Michael Lesler
Michael Lesler Senior Vice President, Chief Accounting Officer and Controller